UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2020

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland	1180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX*	New York Stock Exchange *

*      On September 21, 2020, the common stock of Garrett Motion Inc. (the “Company”) was suspended from trading on the New York Stock Exchange because of the Debtors’ (as defined below) filing of the Chapter 11 Cases (as defined below). On October 8, 2020, the New York Stock Exchange filed a Form 25 to initiate the delisting of the common stock of the Company, and the delisting will be effective at the opening of business on October 19, 2020. Following deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934, the common stock shall remain registered under Section 12(g) of the Securities Exchange Act of 1934. Trading of the Company’s common stock now occurs on the OTC Pink Market under the symbol “GTXMQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on September 20, 2020 (the “Petition Date”), Garrett Motion, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York. The Debtors’ chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption “In re Garrett Motion Inc., 20-12212.”

As previously disclosed, on the Petition Date, certain of the Debtors (the “Sellers”) also entered into a share and asset purchase agreement (the “Stalking Horse Purchase Agreement”) with AMP Intermediate B.V. (the “Stalking Horse Bidder”) and AMP U.S. Holdings, LLC, each affiliates of KPS Capital Partners, LP, pursuant to which the Stalking Horse Bidder has agreed to purchase, subject to the terms and conditions contained therein, all of the equity interests in each of Garrett LX I S.à r.l., and Garrett Transportation I Inc. (together with their subsidiaries, the “Acquired Subsidiaries”) (subject to an election by the Stalking Horse Bidder to purchase substantially all of the assets of Garrett Transportation I Inc., instead of its equity), along with certain other assets and liabilities of the Debtors pursuant to a plan of reorganization under the Bankruptcy Code.

In accordance with the terms of the Stalking Horse Purchase Agreement, on October 12, 2020, Sellers and the Stalking Horse Bidder agreed, pursuant to a waiver letter (the “Waiver Letter”), that the Company may provide a customary pledge of certain promissory notes held by certain subsidiaries of the Sellers in the People’s Republic of China (“Customer Promissory Notes”) to the Industrial and Commercial Bank of China (“ICBC”) in an amount not exceeding RMB 115,000,000 (approximately USD 17,000,000). Sellers expect that the pledge would provide for revolving security until April 9, 2021 (or earlier, if new credit were to be approved prior to, on or after the completion of the Chapter 11 Cases).

In connection with the pledge, Sellers agreed to use (and to cause the Acquired Subsidiaries to use) commercially reasonable efforts to cause ICBC to release the pledge on the Customer Promissory Notes prior to closing of the sale pursuant to the Stalking Horse Purchase Agreement (the “Closing”). Sellers also agreed to replace the pledged Customer Promissory Notes with Cash Collateral (as defined in the Stalking Horse Purchase Agreement) at the Stalking Horse Bidder’s written request no later than ten (10) business days’ after such request is made. To the extent such Customer Promissory Notes remain pledged as of the Closing, the pledged Customer Promissory Notes shall generally be treated as if such pledged Customer Promissory Notes were “Cash Collateral” under the Stalking Horse Purchase Agreement.

The foregoing references to the Waiver Letter and the Stalking Horse Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Waiver Letter, filed as Exhibit 10.1 hereto, and the Stalking Horse Purchase Agreement previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on September 21, 2020, each of which is incorporated herein by reference.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that the Company or the Company’s management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements including without limitation the Company’s statements regarding its plans to pursue litigation against Honeywell and the Company’s Chapter 11 process. Although the Company believes forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Company’s annual report on Form 10-K for the year ended December 31, 2019, as updated by the Company’s quarterly report on Form 10-Q for the period ended June 30, 2020, as well as the Company’s other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Waiver Letter, dated October 12, 2020, by and among Garrett Motion Inc., Garrett Motion Holdings Inc., Garrett ASASCO Inc., Garrett Motion Holdings II Inc. and AMP Intermediate B.V.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2020	Garrett Motion Inc.

	By:	/s/ Jerome Maironi
Jerome Maironi
Senior Vice President, General Counsel and Corporate Secretary